BLACKROCK EQUITY DIVIDEND FUND
(the “Fund”)

SUPPLEMENT DATED MARCH 16, 2010
TO THE PROSPECTUS DATED NOVEMBER 30, 2009, AS SUPPLEMENTED

The supplement dated March 11, 2010 to the Fund’s Prospectus should be disregarded. The supplement will not be used.